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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report     (Date of earliest event reported):        July 25, 2000


                             THE EARTHGRAINS COMPANY
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                   000-27426
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                            (Commission File Number)

                                   36-3201045
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                    (I.R.S. Employer Identification Number)


                8400 Maryland Avenue, St. Louis, Missouri 63105
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                    (Address of Principal Executive Office)


Registrant's telephone number, including area code:  314-259-7000


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ITEM 5. OTHER EVENTS.

On July 25, 2000, The Earthgrains Company (the "Company") issued $300,000,000 in aggregate principal amount of its 8-3/8% notes due 2003 and $250,000,000 aggregate principal amount of its 8-1/2% notes due 2005, pursuant to the Company's Registration Statement on Form S-3 (No. 333-34484), filed on April 10, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:



         Exhibit No.     Description
         -----------     -----------

           12.1 Statement regarding Computation of Ratio of Earnings to Fixed Charges




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2000


                                        THE EARTHGRAINS COMPANY



                                        By:
                                           -----------------------------------
                                            Mark H. Krieger
                                            Chief Financial Officer


                                 EXHIBIT INDEX



Exhibit No.                       Description

   12.1         Statement regarding Computation of Ratio of Earnings to Fixed
                Charges